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                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                              _______________
                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

             Date of Report (date of earliest event reported)
                               March 16, 1998

                    NATIONSCREDIT GRANTOR TRUST 1996 - 1
                    ------------------------------------
              (Exact name of registrant as specified in charter)

Delaware           333-22327         75-2655744
--------           ---------         ----------
(State or other   (Commission File   (IRS Employer
jurisdiction of    Number            Identification Number)
incorporation)

         225 E. John Carpenter Freeway, Irving Texas 75062-2731

         (Address of principal executive offices)    (Zip Code)
         ------------------------------------------------------

Registrant's telephone number, including area code  (972) 506-5026
 Not Applicable (Former name or former address, if changed since last report.)


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Item 5.       Other Events
              ------------

        This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending February 28, 1998.

   Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of January 31, 1996 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on April 5, 1996.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits


Exhibit No.
19.1           Certificateholders Statements


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                             SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              NATIONSCREDIT GRANTOR TRUST 1996 - 1
              ------------------------------------
                           (Registrant)


   By: NationsCredit Commercial Corporation of America, as Servicer of NationsCredit Grantor Trust 1996-1

   Date:  March 16, 1998        By:  \s\ LAWRENCE ANGELILLI
                                     ----------------------
                                Name:    Lawrence Angelilli
                                Title:   Vice President
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                          EXHIBIT INDEX
                          -------------


Exhibit Number                Description
--------------                -----------
   19.1                       Certificateholders Statements